CROSS SHORE DISCOVERY FUND

Supplement dated February 6, 2015 to Prospectus dated January 30, 2015

Until Cross Shore Discovery Fund’s (the “Fund”) net assets exceed $25 million, the Fund will only accept subscriptions from Eligible Investors (as that term is defined in the Prospectus) that are: (1) “qualified purchasers”; or (2) “knowledgeable employees” of the Fund or the Fund’s investment adviser, Cross Shore Capital Management, LLC or the Fund (“Knowledgeable Employees”).

Qualified purchasers include:

(1)	any natural person (including any person who holds a joint, community property, or other similar shared ownership interest in any entity that satisfies the qualifications of Section 3(c)(7) of the Investment Company Act of 1940, as amended (“1940 Act”) with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in investments, as defined in Rule 2a51-1 under the 1940 Act;

(2)	Any entity that: (i) was not formed for the purpose of acquiring the Fund’s shares of beneficial interest (“Shares”); (ii) owns not less than $5,000,000 in investments; and (iii) is owned directly or indirectly by or for 2 or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

(3)	any trust that: (i) is not covered by item (2) above; (ii) was not formed for the specific purpose of acquiring Shares; and (iii) the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (1), (2), or (4); or

(4)	any person, acting for its own account or the accounts of other qualified purchasers that: (i) was not formed for the specific purpose of acquiring Shares; and (ii) in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments.

Knowledgeable Employees include:

•	A Trustee or Officer of the Fund;

•	A Managing Member of Cross Shore Capital Management, LLC (the “Adviser”);

•	An employee of the Adviser that performs policy making functions; or

•	An employee of the Adviser who, in connection with his or her regular functions or duties, participates in investment activities of registered and private investment companies managed by the Adviser and has performed such functions and duties on behalf of the Adviser, or substantially similar functions or duties for or on behalf of another company, for at least 12 months.

Eligible Investor investors, other than Knowledgeable Employees, will be required to complete a suitability questionnaire so that the Fund may confirm that the investor is a qualified purchaser.

This temporary restriction is required for the Fund to satisfy the investment suitability standards of certain investment funds in which it intends to invest pursuant to its investment policies as set forth in the Prospectus.

For more information, please contact a Fund customer service representative at 844-300-7828 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.